MRBL ENHANCED EQUITY ETF
SCHEDULE OF INVESTMENTS
February 28, 2025 (Unaudited)

PURCHASED OPTIONS - 80.3%(a)	Notional Amount	Contracts	Value
Call Options - 80.3%(b)(c)
S&P 500 Index, Expiration: 03/21/2025; Exercise Price: $6,900.00 (e)	$4,168,150	7	$70
SPDR S&P 500 ETF Trust (e)
Expiration: 03/21/2025; Exercise Price: $203.01	5,228,784	88	3,432,823
Expiration: 03/21/2025; Exercise Price: $99.50	475,344	8	394,668
TOTAL PURCHASED OPTIONS (Cost $3,949,402)			3,827,561

SHORT-TERM INVESTMENTS - 2.0%		Shares
Money Market Funds - 2.0%
First American Government Obligations Fund - Class X, 4.29% (d)(e)		95,328	95,328
TOTAL SHORT-TERM INVESTMENTS (Cost $95,328)			95,328

TOTAL INVESTMENTS - 82.3% (Cost $4,044,730)			$3,922,889
Other Assets in Excess of Liabilities - 17.7%			842,924
TOTAL NET ASSETS - 100.0%			$4,765,813

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.
(d)	The rate shown represents the 7-day annualized effective yield as of February 28, 2025.
(e)	All or a portion of security has been pledged as collateral for written options. The total value of assets committed as collateral as of February 28, 2025 is $3,922,889.

SCHEDULE OF WRITTEN OPTIONS
February 28, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1%)	Notional Amount	Contracts	Value
Call Options - (0.1%) (a)(b)
S&P 500 Index, Expiration: 03/21/2025; Exercise Price: $6,230.01	$(5,359,050)	(9)	$(3,992)
S&P 500 Mini Index, Expiration: 03/21/2025; Exercise Price: $623.01	(357,270)	(6)	(275)
Total Call Options			$(4,267)
TOTAL WRITTEN OPTIONS (Premiums received $40,630)			$(4,267)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

MRBL ENHANCED EQUITY ETF

Summary of Fair Value Disclosure as of February 28, 2025 (Unaudited)

MRBL Enhanced Equity ETF (the “Fund”) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Purchased Options	$—	$3,827,561	$—	$3,827,561
Money Market Funds	95,328	—	—	95,328
Total Investments	$95,328	$3,827,561	$—	$3,922,889

Liabilities:
Written Options	$—	$(4,267)	$—	$(4,267)
Total Investments	$—	$(4,267)	$—	$(4,267)

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the fiscal period ended February 28, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

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